                                  EXHIBIT 10.7

                       MAIL SERVICE PROVIDER AGREEMENT

      This Agreement is made as of the 1st day of July, 1996 by and between National Medical Health Card Systems, Inc. (hereinafter "Sponsor"), a corporation duly organized under New York law, having its principal place of business at 26 Harbor Park Drive, Port Washington, New York 11050, and Thrift Drug, Inc., d/b/a Express Pharmacy Services (hereinafter "Express"), a corporation duly organized under Delaware law, having its principal place of business at 615 Alpha Drive, Pittsburgh, Pennsylvania 15238.

      Whereas, Express through its mail service operation desires to render certain pharmaceutical services to eligible clients of Sponsor and their eligible employees and retirees, and Sponsor agrees to the provision of these services pursuant to the terms and conditions hereinafter stated, it is therefore agreed as follows:

      1.    Definitions

            (A) "Average Wholesale Price" (AWP) means the wholesale cost of the Covered Drug(s) for pints, quantities of 100 units, or in such other quantity at which the Covered Drug(s) is most commonly sold at wholesale as reported in a nationally recognized drug medication publication.

            (B) "Business Day" means all days of the week but excluding holidays recognized by the U.S. Postal Service.

            (C) "Copayment" means the portion of the Prescription Charge for which the Covered Person is responsible.

            (D) "Covered Drug" means a drug, medication or agent ordered by a Prescriber which cannot legally be sold without a Prescription, inclusive of insulin and diabetic supplies, which ordinarily may be purchased without a Prescription.

            (E) "Covered Person" means an Eligible Member and any of his/her dependents as to whom Express has been notified of his/her status  in  accordance  with the  provisions  of  Paragraph  2 hereof.

            (F) "Eligible Member" means an employee or retiree of Sponsor's client, who is entitled to prescription drug benefits in accordance with and under the terms of the applicable prescription drug plan of Sponsor.

            (G) "Patient Profiles" means the history of all Covered Drugs dispensed by Express to a Covered Person. It shall also include drug/drug, drug/allergy, and drug/health condition alert mechanisms. Drug/allergy and drug/health condition alerts will be based on information provided by a Covered Person with respect to a Covered Person to Express. Drug/drug interaction protection extends to drugs dispensed to Covered Persons by Express.

            (H) "Prescriber" means a person who is legally entitled to prescribe drugs and medication for humans in the state in which the Prescriber is licensed.

            (I) "Prescription" means an order to dispense a Covered Drug legally eligible for dispensing under the laws and regulations of the United States, the Food and Drug Administration, and the state in which Express' dispensing facility is located, except for a drug not listed in the Department of Health Generic Formulary or equivalent Formulary of the state in which the dispensing facility is located.

            (J) "Prescription Charge" is calculated in accordance with the formula set forth in Schedule A attached hereto and made part of this Agreement.

            (K) "Prescription Request Forms" consist of:

                  (1)   a Prescription, and

                  (2) an order form, provided by Express, upon which the Covered Person will be required to provide such information as Express deems necessary for program control and administration or for maintaining Patient Profiles.

            (L) "Client" means a client company of Sponsor for which Sponsor provides third party administrative services.

      2.    Coverage

            Sponsor shall provide Express with information necessary for Express to maintain a roster of Covered Persons. Express and Sponsor will establish mutually satisfactory procedures to maintain such roster.

      3.    Enrollment Materials and Claim Forms

            Express shall bulk ship to Sponsor or Client, for Sponsor's or Client's distribution to Eligible Members, an enrollment package including a carrier envelope, a brochure describing the details of the services provided by Express, a postage paid order envelope, an employer announcement letter and patient profile request forms. Express will provide adequate supplies of packets to Sponsor for use in soliciting Eligible Members. Express will be willing to customize brochures beyond the standard brochure for groups of at least five thousand (5,000) employees or groups that will generate in excess of approximately fifty-five hundred (5,500) or more Prescriptions per year.

      4.    Provision of Covered Drugs

            Express will provide Covered Drugs to all Covered Persons in the United States and Puerto Rico who have provided Express with Prescription Request Forms containing sufficient information to maintain a Patient Profile. As provided in Schedule B attached hereto and made part hereof, prescriptions will be mailed to Covered Persons within two Business Days of receipt of such Covered Person's Prescription Request Forms, subject to product availability and the need to contact the Covered Person's physician for prescription clarification. Express shall furnish the lowest cost drug consistent with the Prescription Plan parameters and the requirements of the law of the state in which the dispensing facility is located. If the Covered Drug is prescribed in generic terms, or in such a way as to permit generic dispensing, Express shall dispense the lowest cost A-Rated drug it then has in stock which meets the specifications set forth in the United States Pharmacopoeia or the National Formulary if such drug is listed therein and which, in the professional judgment of the dispensing pharmacist fulfills the requirements of the Prescription. Nothing herein shall affect the right of Express to refuse to dispense a Covered Drug which in the professional judgment of the licensed pharmaceutical staff of Express should not be dispensed. Express shall dispense Covered Drugs in accordance with the requirements of Federal law and the law of the state in which the dispensing facility is located.

      5.    Copayment

            (A) Express will collect from a Covered Person for each Prescription or refill of a Covered Drug, the full Copayment amount, if any, as determined by Sponsor and subject to change from time to time. Sponsor agrees to communicate Copayment changes to Express prior to the effective date of the change for the sole purpose of addressing customer service inquiries or calls that may be received from the Covered Persons.

            (B) Generic Penalties. In the event a plan design requires that a Covered Person pay an additional out-of-pocket expense if a brand name drug is purchased where a generic brand is available, Express will collect said amount.

      6.    Maximum Quantity to be Dispensed

            Express will provide the quantity of the Covered Drug specified by the Prescriber on the Prescription submitted, with the following qualifications, regarding quantities:

            (a) Express will not provide more than a 90-day supply of a Covered Drug under any Prescription or refill.

            (b) Dispensing of certain Schedule II "controlled" substances as defined by the Drug Enforcement Agency will be limited to a 30-day supply and no refill will be permitted.

      7.    Reimbursement for Services

            Sponsor shall, in consideration of Express' provision of pharmacy services to Sponsor's Covered Persons, reimburse Express for claims submitted that have been adjudicated in accordance with the Sponsor's benefit plan. Reimbursement shall be at the levels listed in Schedule A or applicable subsequent schedules less any plan copayment, coinsurance or deductible. Reimbursement for services shall occur within forty-five (45) days of the end of the applicable claims period. For purposes of this agreement, "claims period" shall mean the two-week processing cycles within which claims have been submitted to Sponsor and approved for pharmacy services as reflected in Schedule D attached hereto and made part of this agreement. Sponsor will agree to pay interest on the outstanding balance equal to the Thrift Drug, Inc. cost of funds (currently 8%) multiplied by the balance for days outstanding beyond the forty-five (45) day term. Thrift's cost of funds will be reviewed and updated every ninety (90) days to reflect the current value as determined by the Thrift Drug Treasurer's Department.

      8.    Exclusions

            Sponsor shall have no obligation to pay Express for any drug or medication dispensed by Express which is not a Covered Drug or dispensed to anyone who is not a Covered Person.

      9.    Indemnity

            Express agrees to indemnify and hold Sponsor, its officers, agents, and employees harmless from any and all liability, penalties, fines, claims or demands (including the costs, expenses, and reasonable attorney(s) fees on account thereof) caused by, arising out of, or in any way related to the sale, compounding, dispensing, failure to sell, failure to deliver, or use of any Covered Drug dispensed to Covered Persons pursuant to this Agreement, except that Express shall have no liability and shall be similarly indemnified by Sponsor for any action, suit, liability, penalty, claim, or demand which alleges a failure to dispense by Express in which the failure is with respect to a person who is not a Covered Person.

      10.   Insurance

            Express shall maintain, during the term of this Agreement, insurance coverage including, but not limited to, comprehensive general liability insurance, products liability insurance, and Worker's Compensation Insurance. Express shall furnish to Sponsor, as evidenced in Schedule C attached hereto and made of this Agreement, certificates of such insurance. At its sole discretion, Express may elect to self-insure all or a part of its insurance obligations. In such event, at Sponsor's request, Express will furnish to Sponsor a statement of self-insurance.

      11.   Maintenance and Inspection of Records

            Express shall maintain detailed business records and Prescription files directly related to the dispensing of Covered Drugs provided to Covered Persons under the terms of this Agreement. Express will maintain such eligibility, address, and claim history files as are necessary for its performance of this Agreement. Sponsor shall have the right at reasonable intervals and during regular business hours of Express to review such business records and Prescription files of Express to the extent they directly relate to the performance of this Agreement. Notwithstanding the foregoing, Sponsor's right to review such business records and Prescription files, relating to the performance of this Agreement, will expire five (5) years after the filling/refilling of a Prescription and shall survive termination of this Agreement.

      12.   Exclusivity

            Express understands that Sponsor wishes to appoint Express as the provider of first choice for mail service prescription drug programs managed by Sponsor. Express recognizes that in certain instances, Sponsor and member programs may elect to use a mail service pharmacy other than Express.

      13.   Warranties

            Express hereby warrants as follows:

            (a) That it has been duly licensed as a professional pharmacy under the laws of the states in which it has dispensing facilities.

            (b) That it is in full compliance with all federal, state, and local laws and regulations, governing the sites upon which dispensing facilities are located and are applicable to the filling of prescriptions by mail and that its compliance with the terms of this Agreement will not violate the provisions of any third party prescription drug law.

            (c) That by entering into this Agreement Express is not in violation of any agreement with any other third party carrier.

      14.   Termination

            The initial term of this Agreement shall be 36 months, commencing on the date set forth above. This Agreement will be automatically renewed for 12 month renewal terms, unless either party gives written notice not less than 90 days prior to the expiration of the initial term, the first renewal term or subsequent renewal term of its desire to terminate this Agreement. Upon receipt of said notice of termination, the Agreement shall terminate at the expiration of the then current term. In the event of the termination of this Agreement Express shall, at the option of Sponsor, continue to arrange for the provision of mail order service for Covered Persons currently receiving mail order service on the effective date of termination until such time as other provisions for mail service can be made.

      15.   Non-Exclusive and Non-Solicitation

            Nothing contained herein shall be construed to limit in any way, Express' ability to participate in other prescription drug programs. Express agrees that it will not directly solicit any of Sponsor's clients for whom Express is the mail service provider nor have any direct contact with said clients unless requested to do so by Sponsor. All correspondence and reporting will be directed to Sponsor, unless requested to do otherwise.

      16.   Independent Contractor

            Both parties declare and agree that Express is engaged in an independent business and will perform its obligations under this Agreement as an independent contractor and that nothing contained herein shall be construed to mean that Express is an agent or partner of Sponsor.

      17.   Assignment

            Neither party shall assign this Agreement without the express written consent of the other, such consent will not be unreasonably withheld, except that this Agreement may be assigned by either party to a parent or subsidiary of the assignor.

      18.   Subcontracting

            Neither party shall subcontract any of its obligations hereunder without the prior written consent of the other party, such consent will not be unreasonably withheld. Any subcontracting pursuant to the terms of this Paragraph shall not alleviate the contracting party of its obligations hereunder.

      19.   Notice

            Any notices required or permitted to be sent hereunder shall be addressed as follows and shall be delivered by hand (against receipt) or mailed, certified mail, prepaid, return receipt requested:

            If to Express:

                 Thrift Drug, Inc.
                 620 Epsilon Drive
                 Pittsburgh, PA 15238
                 ATTN: F. A. Marasco
                       President
                       Express Pharmacy Services

            If to Sponsor:

                 National Medical Health Card Systems, Inc.
                 26 Harbor Park Drive Port Washington, NY
                 11050
                 ATTN: Ms. Linda Portney
                       President

                 ---------------------------------

            Or at such other address as any of the parties hereto shall notify the other in writing in accordance with this Paragraph 19.

      20.   Governing Law

            This Agreement shall be governed by the substantive laws in the jurisdiction of the defending party.

      21.   Waiver, Amendment or Modification

            Any waiver, amendment or modification of any of the provisions of this Agreement or any right, power or remedy hereunder shall not be effective unless made in writing and signed by the party against whom enforcement of such waiver, amendment or modification is sought. No failure or delay by either party in exercising any of its rights hereunder shall operate as a waiver thereof.

      22.   Entire Agreement

            This  Agreement  and  the  schedule  or  schedules  attached  hereto constitute the entire understanding between the parties in connection with the subject matter hereof and supersede all prior and contemporaneous agreements, understanding, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations and/or agreements among the parties in conjunction with the subject matter hereof except as set forth in this Agreement.

      23.   Force Majeure

            Neither Express nor Sponsor shall be liable for a failure or delay in performance hereunder arising from acts of God, acts of a public enemy, acts of a sovereign nation or any state or political subdivision or any department or regulatory agency thereof or entity created thereby, acts of any person engaged in a subversive activity or sabotage, fires, floods, explosions, strikes, slow-downs, lockouts or labor stoppage, or freight embargoes, unless caused by either party.

      24.   Use of Name

            Neither party shall use the other party's name, trademarks, logo or the name of any affiliated company in any advertising or promotional material, or otherwise, without the prior written consent of the other party.

      25.   Waiver of Breach

            Waiver of a breach of any provision of this Agreement shall not be deemed a waiver of any other breach of the same or a different provision.

      26.   Severability

            In the event that a provision of this Agreement is rendered invalid or unenforceable, or declared null and void by any court of competent jurisdiction, the remaining provisions of this Agreement will remain in full force and effect.

      27.   Headings

            The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      28.   Performance Guarantees

            Express guarantees to Sponsor performance of the services set forth in Schedule B, attached hereto and incorporated herein by reference.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date and year first above written.


NATIONAL MEDICAL HEALTH CARD               THRIFT DRUG, INC.
SYSTEMS, INC.


BY: Linda Portney                         BY: /s/ [ILLEGIBLE]
   ---------------------------                --------------------------

TITLE: President                           TITLE: President
                                                  Express Pharmacy Services

                                   SCHEDULE A

      The following tier pricing is dependent on Prescription volume. Changes to the Prescription Charge outlined below will occur after the new volume is attained and maintained for two consecutive months. Within fifteen (15) days of the end of the second month, Express shall provide confirmation of the attainment level and Sponsor shall implement the attained level of pricing.

      Express shall pay Sponsor quarterly an administration fee of fifty cents ($0.50) per Prescription for the Vytra plan through the term of this Agreement and thereafter if Sponsor chooses not to include Vytra in its volume thresholds. Vytra volume shall not contribute to the Prescription volume thresholds or affect the level of tier pricing. Pricing may be reviewed periodically in accordance with both parties.

          FORMULARY DRUG MANAGEMENT AND INTERVENTION (VYTRA HMO ONLY):

      Express Pharmacy Services shall perform the following:

      1) Maintain knowledge of the formulary provided by Sponsor for the Vytra HMO.

      2) Intervene with the physician when a non-formulary drug has been prescribed. Express will contact the patient's physician to obtain their consent to convert to a formulary compliant and therapeutic equivalent medication.

      3) Provide Sponsor with weekly and/or monthly reports of the drug conversions and attempt of conversions.

            Express will place calls to the physician at no additional charge providing the interventions required total 5% or less of the total number of Vytra HMO mail service Prescriptions. Should the interventions required exceed 5% of the total number of mail service Prescriptions, Express will invoice Sponsor $4.00 for each formulary intervention attempted with the physician. This additional charge will be waived for the initial thirty (30) days of the program.

Prescription Charge:

   PRESCRIPTION
      VOLUME
     PER MONTH               BRANDS                     GENERICS

0-7,500            Average Wholesale Price minus        NMHC MAC* plus a $1.75
                   17% with $0.00 dispensing fee        dispensing fee

7,501 - 15,000     Average Wholesale Price minus        NMHC MAC* plus a $1.75
                   18% with $0.00 dispensing fee        dispensing fee

More than 15,001   Average Wholesale Price minus        NMHC MAC* plus a $1.75
                   19% with $0.00 dispensing fee        dispensing fee

*Generic drug pricing at the Maximum Allowable Cost or MAC means the reimbursement level that is specific to groups of pharmaceutical equivalent drugs as established by National Medical Health Card Systems, Inc. located at 26 Harbor Park Drive, Port Washington, New York 11050.

                                   SCHEDULE B

Prescription Turnaround Time Guarantee:

      Express will guarantee that 95% of all mail service pharmacist-approved prescriptions received during each year of the plan will be shipped within an average of two (2) Business Days from the date of receipt. Express will track all prescription dispensing activity. If the turnaround time for pharmacist-approved prescriptions received exceeds an average of two (2) Business Days for more than 5% of all pharmacist-approved prescriptions during each year of the plan, a penalty of $3,500 will be paid. Pharmacist-approved prescriptions are defined as those prescriptions for which product is available in the pharmacy and which do not require the pharmacist to contact the prescriber for clarification, consultation or intervention before dispensing. The availability of such product in the pharmacy shall be applicable only in the event a product becomes unavailable to the open market due to a manufacturer's shortage. In this instance, Express agrees to notify Sponsor of same immediately and such product will be exempted from the aforementioned turnaround time guarantee until the shortage has ended.

                                   SCHEDULE C
--------------------------------------------------------------------------------
                            Certificate of Insurance

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON YOU THE CERTIFICATE HOLDER. THIS CERTIFICATE IS NOT AN INSURANCE POLICY AND DOES NOT AMEND, EXTEND, OR ALTER THE COVERAGE AFFORDED BY THE POLICIES LISTED BELOW.
--------------------------------------------------------------------------------

This is to Certify that
                                                       LIBERTY MUTUAL
THRIFT DRUG, INC.                  Name and            [LOGO]
2000 OXFORD DRIVE                  address of
BETHEL PARK, PA 15102              insured

Is, at the issue date of this certificate, insured by the Company under the policy(ies) listed below. The insurance afforded by the listed policy(ies) is subject to [ILLEGIBLE] terms, exclusions and conditions and is not altered by any requirement, term or condition of any contract or other document with respect to which this certificate [ILLEGIBLE] issued.

------------------------------------------------------------------------------------------------------------------------------------
                        EXP. DATE
                        |_| CONTINUOUS
TYPE OF POLICY          |_| EXTENDED                             POLICY NUMBER                  LIMIT OF LIABILITY
                        |X| POLICY TERM
------------------------------------------------------------------------------------------------------------------------------------
                                                                 COVERAGE AFFORDED UNDER WC     EMPLOYERS LIABILITY
                                                                 LAW OF THE FOLLOWING STATES:   ------------------------------------
                                                                                                Bodily Injury By Accident
                                            WC2-621-004072-106   WY                             1,000,000     [ILLEGIBLE]
                                                                                                              [ILLEGIBLE]
WORKERS                                                                                         ------------------------------------
COMPENSATION                  02/01/97                           CA, CT, MA, MI, NH, NJ, NY,    Bodily Injury By Disease
                                            WA1-62D-004072-726   PA, VT                        1,000,000   [ILLEGIBLE]
                                                                                                            [ILLEGIBLE]
                                                                                                ------------------------------------
                                                                                                Bodily Injury By Disease
                                                                                                1,000,000   [ILLEGIBLE]
                                                                                                            [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------
GENERAL LIABILITY                                                BODILY INJURY                  PROPERTY DAMAGE
------------------------------------------------------------------------------------------------------------------------------------
|X| Comprehensive Form                                                              Each                          Each
                                                                 $2,000,000         Occurrence  $2,000,000        Occurrence
|_| Schedule
|_| Products Completed
    Operations
|_| Independent Contractors/  02/01/97      RG1-621-004072-826
    Contractors Protective                                       $2,000,000         Aggregate   $2,000,000      Aggregate
|_| Contractural Liability
|X| Pharmacists MALPR
    MALPRACTIVE
|_|
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOBILE LIABILITY
|_| OWNED                                                                                       Each Accident - Single [ILLEGIBLE]
                                                                                                B.I. and P.D. Combined
                                                                 -------------------------------------------------------------------
|_| NON-OWNED                                                                                   Each Person
                                                                 -------------------------------------------------------------------
                                                                                                Each Accident or Occurrence
                                                                 -------------------------------------------------------------------
|_| HIRED                                                                                       Each Accident or Occurrence
------------------------------------------------------------------------------------------------------------------------------------
WA POLICY - $500,000 DEDUCTIBLE PER OCCURRENCE APPLICABLE TO PART 1,
WORKERS' COMPENSATION AND PART II EMPLOYERS LIABILITY

------------------------------------------------------------------------------------------------------------------------------------
Location(s) of Operations & Job # (If applicable)                                               Description of Operations:
                                                                                                EXPRESS PHARMACY SERVICES
------------------------------------------------------------------------------------------------------------------------------------

* If the certificate expiration date is continuous or extended term, you will be notified if coverage is terminated [illegible]

However, you will not be notified annually of the continuation of coverage.

NOTICE OF CANCELLATION: THE COMPANY WILL NOT TERMINATE OR REDUCE THE INSURANCE AFFORDED UNDER THE ABOVE POLICIES UNLESS 30 DAYS NOTICE OF SUCH TERMINATION OR REDUCTION HAS BEEN MAILED TO:

               THRIFT DRUG, INC.                  202
CERTIFICATE    615 ALPHA DRIVE
HOLDER         PITTSBURGH. PA 15238

LIBERTY MUTUAL GROUP

/s/ Dominic Z. Incollingo
--------------------------
  Dominic Z. Incollingo
AUTHORIZED REPRESENTATIVE

 02/01/96               (212) 391-7500       New York office
DATE ISSUED                TELEPHONE             OFFICE

This certificate is [ILLEGIBLE] by LIBERTY MUTUAL GROUP as respects such insurance as is afforded by Those Companies

--------------------------------------------------------------------------------

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON YOU THE CERTIFICATE HOLDER. THIS CERTIFICATE IS NOT AN INSURANCE POLICY AND DOES NOT AMEND, EXTEND, OR ALTER THE COVERAGE AFFORDED BY THE POLICIES LISTED BELOW.
--------------------------------------------------------------------------------


This is to Certify that
                                                       LIBERTY MUTUAL
THRIFT DRUG, INC.                  Name and            [LOGO]
2000 OXFORD DRIVE                  address of
BETHEL PARK, PA 15102              insured

Is, at the issue date of this certificate, insured by the Company under the policy(ies) listed below. The insurance afforded by the listed policy(ies) is subject to [ILLEGIBLE] terms, exclusions and conditions and is not altered by any requirement, term or condition of any contract or other document with respect to which this certificate [ILLEGIBLE] issued.

------------------------------------------------------------------------------------------------------------------------------------
                        EXP. DATE
                        |_| CONTINUOUS
TYPE OF POLICY          |_| EXTENDED                             POLICY NUMBER                  LIMIT OF LIABILITY
                        |X| POLICY TERM
------------------------------------------------------------------------------------------------------------------------------------
                                                                 COVERAGE AFFORDED UNDER WC     EMPLOYERS LIABILITY
                                                                 LAW OF THE FOLLOWING STATES:   ------------------------------------
                                                                                                Bodily Injury By Accident
                                            WC2-621-004072-106   WY                             1,000,000     [ILLEGIBLE]
                                                                                                              [ILLEGIBLE]
WORKERS                                                                                         ------------------------------------
COMPENSATION                  02/01/97                           CA, CT, MA, MI, NH, NJ, NY,    Bodily Injury By Disease
                                            WA1-62D-004072-726   PA, VT                         1,000,000   [ILLEGIBLE]
                                                                                                            [ILLEGIBLE]
                                                                                                ------------------------------------
                                                                                                Bodily Injury By Disease
                                                                                                1,000,000   [ILLEGIBLE]
                                                                                                            [ILLEGIBLE]
------------------------------------------------------------------------------------------------------------------------------------
GENERAL LIABILITY                                                BODILY INJURY                  PROPERTY DAMAGE
------------------------------------------------------------------------------------------------------------------------------------
|X| Comprehensive Form                                                            Each                            Each
                                                                 $1,000,000       Occurrence    $1,000,000        Occurrence
|_| Schedule
|_| Products Completed
    Operations
|_| Independent Contractors/  02/01/97      RG1-621-004072-826
    Contractors Protective                                       $1,000,000         Aggregate   $1,000,000      Aggregate
|_| Contractural Liability
|_| Pharmacists MALPR
    MALPRACTIVE
|_|
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOBILE LIABILITY
|_| OWNED                                                                                       Each Accident - Single [ILLEGIBLE]
                                                                                                B.I. and P.D. Combined
                                                                 -------------------------------------------------------------------
|_| NON-OWNED                                                                                   Each Person
                                                                 -------------------------------------------------------------------
                                                                                                Each Accident or Occurrence
                                                                 -------------------------------------------------------------------
|_| HIRED                                                                                       Each Accident or Occurrence
------------------------------------------------------------------------------------------------------------------------------------
WA POLICY - $500,000 DEDUCTIBLE PER OCCURRENCE APPLICABLE TO PART 1,
WORKERS' COMPENSATION AND PART II EMPLOYERS LIABILITY

------------------------------------------------------------------------------------------------------------------------------------
Location(s) of Operations & Job # (If applicable)                                               Description of Operations:
THRIFT DRUG EXPRESS PHARMACY
------------------------------------------------------------------------------------------------------------------------------------

* If the certificate expiration date is continuous or extended term, you will be notified if coverage is terminated or reduced before the certificate expiration date.

However, you will not be notified annually of the continuation of coverage.

NOTICE OF CANCELLATION: THE COMPANY WILL NOT TERMINATE OR REDUCE THE INSURANCE AFFORDED UNDER THE ABOVE POLICIES UNLESS 30 DAYS NOTICE OF SUCH TERMINATION OR REDUCTION HAS BEEN MAILED TO:

               NATIONAL MEDICAL HEALTH CARE       202
CERTIFICATE    SYSTEMS, INC.
HOLDER         26 HARBOR PARK DRIVE
               PORT WASHINGTON, NY 11050

LIBERTY MUTUAL GROUP
/s/ Dominic Z. Incollingo
--------------------------
  Dominic Z. Incollingo
AUTHORIZED REPRESENTATIVE

 08/12/96               (212) 391-7500       New York office
DATE ISSUED                TELEPHONE             OFFICE

[ILLEGIBLE]

                                   SCHEDULE D

                             1996 PROCESSING CYCLES

                                   6/8 - 6/21  6/22 - 7/5 7/6 - 7/19  7/20 - 8/2
                                   8/3 - 8/16  8/17 -  8/30  8/31 - 9/13  9/14 -
                                   9/27
                                  9/28 - 10/11 10/12 - 10/25 10/26 - 11/8 11/9 -
                                  11/22 11/23 - 12/6 12/7 - 12/20